UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2016

 CALADRIUS BIOSCIENCES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33650 (Commission File Number)	22-2343568 (IRS Employer Identification No.)

106 Allen Road, 4th Floor, Basking Ridge, NJ 07920
(Address of Principal Executive Offices)(Zip Code)

(908) 842-0100
Registrant's Telephone Number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement

Registered Direct Offering

On September 14, 2016, Caladrius Biosciences, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “RD Purchase Agreement”) by and among the Company and a single institutional investor (the “Purchaser”), pursuant to which the Company agreed to issue to the Purchaser, in a registered direct offering, an aggregate of 847,458 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at a purchase price of $4.72 per share. The closing of the registered direct offering closed on September 14, 2016.

The net proceeds to the Company from the registered direct offering of the shares of Common Stock, after deducting the Company’s estimated offering expenses, is expected to be approximately $3.9 million.

The offer and sale of the shares of Common Stock in the registered direct offering is registered under the Securities Act of 1933, as amended (the “Securities Act”), on a registration statement on Form S-3 (File No. 333-206175), which became effective on August 28, 2015. A related prospectus supplement dated September 14, 2016 and the accompanying prospectus dated August 28, 2015 will be filed with the Securities and Exchange Commission (SEC) in connection with such offering.

Concurrent Private Placement

In concurrent private placements, on September 14, 2016, the Company entered into Securities Purchase Agreements (each a “Private Placement Purchase Agreement” and, collectively, the “Private Placement Purchase Agreements”) with certain accredited investors (the “Investors”) with whom it had a substantive, pre-existing relationship, including certain existing stockholders, for the sale by the Company of an aggregate of 4,449,153 shares of Common Stock, at a purchase price of $4.72 per share. The investments will be placed in two tranches: (i) up to $12.6 million upon an initial closing (the “Initial Closing”), and (ii) up to $8.4 million, subject to certain conditions, including the enrollment of 70 subjects in the Company’s Phase 2 CLBS03 clinical trial, in a second closing (the “Second Closing”). The Initial Closing is expected to occur on or about September 19, 2016 and the Second Closing shall occur within ten days after the satisfaction of the certain conditions outlined in the Private Placement Purchase Agreements. The aggregate gross proceeds for the sale of the shares of Common Stock in the private placement are expected to be approximately $21.0 million.

In connection with the concurrent private placement, the Company entered into a Registration Rights Agreement on September 14, 2016, with each of the Investors (the “Registration Rights Agreement”), which requires the Company to file a registration statement with the SEC, covering the resale of the shares of Common Stock issued in the private placement, and use its commercially reasonable efforts to cause such registration statement to be declared by the SEC within 90 days of the Initial Closing (or 120 days in the event such registration statement is reviewed by the SEC). Failure to do so or meet various other deadlines set forth in the Registration Rights Agreement will give rise to liquidated damages of 1% per month, up to a maximum of 3% so long as the event giving rise to the damages remains uncured, all as set forth in the Registration Rights Agreement.

The Investors also agreed to enter into lock-up agreements ranging from 90 to 180 days.

In addition, one of the investors in the private placement, with an expected investment of up to $5.0 million, will have a limited right to have a board observer (with no voting rights) for a period commencing on the date of the Initial Closing and ending on the second anniversary of the Initial Closing.

On September 15, 2016, the Company issued a press release announcing the registered offering and the concurrent private placements. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

The foregoing is only a summary of the material terms of the documents related to the registered direct offering and the concurrent private placement. The foregoing descriptions of the RD Purchase Agreement, each of the Private Placement Purchase Agreements and the Registration Rights Agreement are qualified in their entirety by reference to each of the forms RD Purchase Agreement, Private Placement Purchase Agreements and Registration Rights Agreement, which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K, which are incorporated herein by reference.

A copy of the opinion of Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, P.C., relating to the legality of the issuance of the shares of Common Stock in the registered direct offering is attached hereto as Exhibit 5.1.

Item 3.02.    Unregistered Sales of Equity Securities

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02. The issuance of the shares of Common Stock by the Company in the private placement under the Private Placement Purchase Agreements is exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder.

Forward-Looking Statements

Certain statements in this Form 8-K are forward-looking statements that involve a number of risks and uncertainties. Such forward-looking statements include statements about the expected closing of the sale and purchase of the Company’s securities described herein and the Company’s receipt of net proceeds therefrom. For such statements, the Company claims the protection of the Private Securities Litigation Reform Act of 1995. Actual events or results may differ materially from the Company’s expectations. Factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to, the Company’s ability to satisfy applicable closing conditions under the RD Purchase Agreement and the Private Placement Purchase Agreements and the Purchaser’s and Investors’ fulfillment of their obligations to purchase the securities. Additional factors that could cause actual results to differ materially from those stated or implied by the Company’s forward-looking statements are disclosed in the Company’s other reports filed with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, as amended. Readers are cautioned not to place undue reliance upon these forward-looking statements, which speak only as to the date of this report. Except as required by law, the Company undertakes no obligation to update any forward-looking or other statements in this report, whether as a result of new information, future events or otherwise.

Item 9.01    Financial Statements and Exhibits

(d)    Exhibits.

Exhibit No.	Description
5.1	Opinion of Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, P.C.
10.1*	Form of Securities Purchase Agreement, dated as of September 14, 2016, by and between Caladrius Biosciences, Inc. and the purchaser named therein (registered direct offering).
10.2*	Form of Securities Purchase Agreement, dated as of September 14, 2016, by and between Caladrius Biosciences, Inc. and the purchaser named therein (private placement).
10.3*	Form of Securities Purchase Agreement, dated as of September 14, 2016, by and between Caladrius Biosciences, Inc. and the purchaser named therein (private placement).
10.4*	Form of Registration Rights Agreement, dated as of September 14, 2016, by and between Caladrius Biosciences, Inc. and the investors named therein (private placement).
23.1	Consent of Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, P.C. (included in Exhibit 5.1).
99.1	Press Release dated September 15, 2016.

* The Securities Purchase Agreements have been included to provide information regarding their terms. They are not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in such agreements were made only for purposes of such agreements and as of specific dates, were solely for the benefit of the parties to such agreements, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of such agreements. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the agreements instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALADRIUS BIOSCIENCES, INC.

By:	/s/ David J. Mazzo
Name:	David J. Mazzo, PhD
Title:	Chief Executive Officer

Dated:    September 15, 2016